UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - JULY 17, 2008

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Rockefeller Center
1230 Avenue of the Americas - 7th Floor
New York, NY 10020
(Address of principal executive offices)

(212) 886-4590
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01:	Regulation FD Disclosure.

On July 17, 2008, 4C Controls Inc. (the “Company” or “4C”) made a briefing at the Farnborough International Air Show in Britain. The Farnborough International Air Show, held every two years, is a global showcase for the aerospace and aviation industries. In the 2008 show, running July 14-20, 2008, more than 1,500 companies have reportedly presented their products and services.

Mr. Jean-Robert Martin, Chairman of the Company, introduced the Company briefing and provided an overview of the Company’s general business plans. Professor Riccardo Maggiora, a Company Director and Chief Technology Officer provided a summary of the Company’s technologies. Mr. Philippe Aubay, a Company Director and Chairman of the Company’s subsidiary 4C Satellite Images & Technologies S.A. spoke about Synthetic Aperture Radar (“SAR”) satellite systems. Major General Khalid Bin Abdullah Al Bu Ainnain, United Arab Emirates former commander of the United Arab Emirates Air Force and Air Defense, spoke about applications for SAR Satellite images in the Middle East and North Africa. Mr. Marcello Maranesi, CEO of e-GEOS (a joint venture of the Italian Space Agency (ASI) and Telespazio (a Finmeccanica/Thales company) spoke at the briefing about the strong interest of e-GEOS to establish cooperative business relationship with 4C Controls Inc. and its subsidiaries. Mr. Massimo Di Lazzaro, Senior Vice President and General Manager Business Unit Observation Systems & Radar of Thales Alenia Space Italia also spoke at the briefing regarding the strong interest of Thales Alenia to complete the prime contractor agreement with 4C Controls Inc. and its subsidiaries as soon as reasonably possible. Mr. Abdul Rahman Falaknaz, Chairman of BQT Solutions Limited in which 4C Controls has made strategic alliance investments, spoke about the partnership of the companies and the dynamic high resolution satellite business.

During the course of the briefing, the Company presented a series of power point presentation slides. The following summarizes information contained in the slides and discussed at the briefing.

Space Activities

1)	Key points:
a)	4C Controls Inc. is the first 100% owned by private sector company starting a program for launching SAR satellites
b)	The SAR satellite market is in a very early stage
c)	Global trend to increasing security level is expected to lead to a growing demand for surveillance
d)	Projected growth in the earth observation market from € 1.7bn in 2006 to € 4.7bn in 2013 (Compound Annual Growth Rate 13%)
e)	4C believes that it has an anticipated advantage as a first mover in a new market for commercial use of imaging satellites
2)	4C space program:
a)	4C expects to offer solutions to improve the earth surveillance with its radar satellite program named “4C-SAR”
b)	4C expects to establish strategic alliances with strong and experienced selected partners to ensure know-how transfer, risk reduction, and a short time-to-market
c)	4C expects the first satellite to be launched by the end of 2011 with plans to add one new satellite in orbit each year thereafter
d)	4C expects to establish strategic alliances to distribute SAR images from existing satellites beginning in September 2008
e)	4C expects to very shortly commence establishment of a network of ground receiving stations
3)	Satellites applications:
a)	4C expects to focus on the growing the earth observation market
4)	4C satellites orbits:
a)	4C satellites are expected to fly in a low earth orbit (300 to 2000km) at a low inclination (near-equatorial) which is anticipated to give them a low revisit time but with only partial access to Earth
5)	4C-SAR is expected to have the following main characteristics:
a)	High-resolution SAR: 1 meter ground sampling distance (“GSD”)
b)	Altitude of 536 km, 96-minute period, low inclination
c)	Operational in left or right looking mode

d)	> 25 images/orbit (> 400 images/day)
e)	Service life of more than five years for each satellites
f)	Weight: 1500-2000 kg
6)	4C-SAR: The constellation is anticipated to have the following attributes:
a)	To improve revisit time and system reliability, a constellation of 4 satellites is expected to be placed into space
b)	Satellites are expected to be added on orbits with:
i)	Same inclination
ii)	Different Right Ascension of the Ascending Node (“RAAN”) (0°, 180°, 90°, 270°)
iii)	Same argument of perigee
c)	A single mission control ground station and multiple data receiving stations
7)	4C ground segment: The main characteristics are expected to be as follows:
a)	Distributed to support multi-national utilization scenarios among different user communities on a ‘regional’ basis
b)	Designed to be expandable in order to sustain different satellites
c)	Short data ageing from image sensing through data delivery to the end users
d)	High availability and reliability
e)	Scalability for managing system capacity growth
f)	Short development and system validation cycle
g)	Highly automated data-driven processes, to minimize staff operations and costs
h)	Flexible configuration capable to optimally respond to varying operational needs
8)	4C ground segment: Overall architecture is anticipated to be the following:
a)	Satellites which send transmissions to a ground segment
b)	A Ground segment that with the input of the system manufacturers are expected to then be able to provide the transmissions to the end users
9)	4C space program: Key features are expected to be the following:
a)	Cost-effective
b)	High image quality
c)	High data volume and throughput
d)	High services availability
e)	Minimum response time
f)	Scalable
g)	Expandable

SAR Imaging applications for the Middle East and North Africa (“MENA”) region

10)	SAR Products: Basic Products:
a)	The basic imaging modes of the satellite are expected to be:
i)	Spotlight: 1m res. 10kmx10km swath
ii)	Stripmap: 3m res. 40kmx40km swath
iii)	ScanSAR: 16-30m in azimuth and 7-30m range res. 100kmx100km swath
11)	Applications: The main services anticipated to be provided by 4C are in the fields of:
a)	Security
b)	Risk management and environmental monitoring
c)	Geology
d)	Maritime management
e)	Cartography and planning
12)	Security: The following are anticipated to be the Key Issues:
a)	SAR imaging provides advantages over optical satellites:
i)	Day and night imaging capability
ii)	“Through the clouds” visibility
b)	Constellation of satellites allows several accesses per day to the controlled area
c)	Low inclination orbit:
i)	Accesses to target areas are generally uniformly distributed over time (as compared to the almost fixed time from sun-synchronous orbits)
ii)	Revisit time is expected to be significantly lower than with polar orbits

d)	Very rapid data ageing:
i)	Real-time processing is vital to obtain effective control
ii)	Data reception ground stations are expected to be located close to the controlled area to minimize data latency
13)	Security - Solutions: 4C SatImage expects to offer powerful image processing hardware-software turn-key solutions for the most challenging surveillance tasks, such as:
a)	Land and sea borders surveillance
b)	Oil pipe surveillance
c)	Plant surveillance
d)	Navigation aid and vessel traffic control
e)	Coastal surveys
f)	Highway traffic monitoring
14)	Risk management and environmental monitoring -Key Issues: Applications developed for monitoring, preventing and controlling environmental emergencies generally require:
a)	Precise geo-localization
i)	On board GPS and very accurate Attitude Determination and Control, combined with precise beam steering which is expected to provide accuracy on geolocalization of the acquired SAR data
b)	3D imaging capability
i)	Inherent in the SAR algorithm
c)	High resolution change detection analysis
i)	Interferometric techniques applied to time series of SAR data allow terrain movement detection and measurement.
ii)	Integration of SAR with in-situ data is expected to allow for generation of products for mapping and monitoring landslides, subsidence, damage assessment of earthquakes
d)	advanced real-time image processing algorithms
i)	4C applications are expected to run on DSP arrays to give fast reactive systems
15)	Risk management and environmental monitoring - Solutions: Our applications are expected to be able to detect, prevent and control events such as:
a)	Floods
b)	Drought
c)	Landslides
d)	Volcanic activity
e)	Seismic activity
f)	Forest fire and reforestation process
g)	Oil spills
h)	Industrial hazards
i)	Unauthorized waste yards
j)	Water pollution
k)	Storms and hurricanes
16)	Geology - Key Issues:
a)	Geologic applications are expected to be able to take advantage of the availability of high resolution SAR images of the Earth, with anticipated very accurate 3-D measurement capabilities.
17)	Geology - Solutions: High resolution or large scale SAR imaging is expected to be applicable to:
a)	Geologic prospecting
b)	Oil exploration
c)	Gas exploration
d)	Mineral exploration
e)	Dynamic geology
f)	Tectonics
g)	Seismology
h)	Volcanoes
18)	Maritime management - Key Issues:
a)	SAR imaging from satellites is anticipated to provide an efficient means of detecting ships in open seas and measure speed and direction (using Doppler displacement)
b)	Repeated observation could be used by maritime surveillance systems to complement information about routes obtained from coastal radars and shipboard broadcast systems

c)
SAR instruments are expected to be able to detect oil slicks monitoring the modification to the sea surface due to the damping effect provoked by oil to sea waves. Applications of oil slick detection include: disasters (sinking tankers), illegal activities (tank washing) and search for oil (natural leaks)

19)	Maritime management - Solutions: Prospective applications in the maritime field include the following:
a)	Navigation aid
b)	Vessel tracking control
c)	Illegal migration flux control
d)	Disaster monitoring
e)	Illegal activities control
f)	Oil exploration
20)	Cartography and planning - Key Issues:
a)	Satellite imaging and aerial survey are widely used for land mapping applications.
b)
SAR data is expected to be able to provide a different view of the target area compared to optical images, due to the different electromagnetic properties of soil, metallic and non-metallic infrastructures, different plantations or forests.

c)
The availability of a large number of high definition images in the SAR domain is expected to be able to dramatically improve the effectiveness of geographic information systems (“GIS”), their accuracy and completeness

21)	Cartography and planning - Solutions: SAR imaging is expected to be applied to the following:
a)	Basic mapping and topography
b)	Land use planning, inspection and temporal change
c)	Urban surveys
d)	Archaeology
e)	Telecommunications
f)	Precision farming
g)	Crop inventories and control
h)	Soil surveys

SAR technology & satellites

22)	SAR market:
a)	First SAR satellite launched in 1995
b)	SAR satellite market is in a very early stage
c)	Currently only 13 SAR satellites are in operation (2007)
d)	Currently there are low commercial sales of SAR imagery and SAR-derived product
e)	RADARSAT-1 (Canada)) is the only satellite offering commercial SAR imagery. The companion RADARSAT-2 was launched in December 2007 and is expected to be operational soon.
f)	TerraSAR-X (Infoterra GmbH (Germany) and COSMO-SkyMed (e-GEOS, Italy) started offering commercial SAR imagery in the last few months
23)	SAR principle of operation:
a)	Synthetic Aperture Radar is an active instrument.
b)	Radar image is the result of processing of echoes
24)	SAR electronics:
a)	SAR operates in X-Band at 9.650GHz center frequency with 300MHz bandwidth (maximum bandwidth per ITU frequency plan)
25)	SAR Access range:
a)	Synthetic Aperture Radar cannot “see” vertically
b)	SAR antenna has to be rotated sideways and a scene can be captured at left or right of the ground track
c)	Nominal range for 4C-SAR is 20° to 45°. In this range the best image quality is usually obtained
d)	In the extended range (up to 55°), the SAR generally obtains the best GSD but the strength of the echo decreases, so noise increases
26)	Anticipated SAR operative modes:
a)	Enhanced spotlight (“ES”): 1m GSD
b)	Squinted enhanced spotlight (“SES”): 1.6m GSD
c)	Stripmap: 3m GSD
d)	ScanSAR: 20m GSD

27)	Anticipated enhanced spotlight imaging:
a)	Image acquired in several scans to enhance resolution
b)	Uses electronic beam steering in azimuth and range to point to the same spot during satellite motion
c)	1m GSD in range (across-track) obtained with angles 37° to 55°
d)	GSD is 2m at 20° and progressively down to 1m at 37°
e)	GSD in azimuth (along-track) is 1m for every range angle
f)	10km x 10km swath
28)	Anticipated squinted enhanced spotlight:
a)	Successive scans partially off-centered to enlarge covered area
b)	Uses electronic beam steering in azimuth and range to point to the same spot during satellite motion
c)	1.6m GSD in range (across-track) obtained with angles 45° to 55°
d)	GSD is 3m at 20° and progressively down to 1.6m at 45°
e)	GSD in azimuth (along-track) is 1.6m for every range angle
f)	24-30km (across-track) x 18-31km (along-track) swath
29)	Anticipated stripmap:
a)	Continuous scan
b)	3m GSD in range
c)	30km (across-track) x continuous (along-track) swath (limited by onboard memory)
d)	3m GSD in azimuth
30)	Anticipated ScanSAR:
a)	Continuous scan using multiple beam to increase across-track swath
b)	20m GSD in range
c)	20m GSD in azimuth
d)	100km (across-track) x continuous (along-track) swath (limited by onboard memory)
31)	4C SAR satellites: Anticipated Attributes:
a)	Initially, 4C expects to launch a two SAR-satellites constellation, 4C-SAR, and is anticipated that it will lead to the following:
i)	Reduction of the revisit time to continuously monitor the target areas
ii)	High number of images/day (> 400 images/day/satellite)
b)	The first 4C-SAR is expected to be launched in 2011, and the second in 2012
c)	After 2011, the constellation is expected to grow to four satellites by adding one satellite per year
d)	Expected to include single mission control ground station and multiple data receiving stations
e)	Designed for unique and attractive program positioning
32)	4C SAR satellites anticipated orbital data:
a)	Orbital period: 17 days
b)	Perigee altitude: 536 km
c)	Apogee altitude: 536 km
d)	Inclination: 37
33)	4C SAR satellites anticipated average revisit time:
a)
The average revisit time is variable by both location (latitude) and the number of satellites. 4C believes that by having 4 satellites the average revisit times within the listed countries is expected to be the following:

i)	Saudi Arabia, 3 hours
ii)	UAE, 2 hours
iii)	Iran, 2 hours (The Company will not have any direct, indirect or derivative relationships regarding the sale of any images to Iran.)
34)	We expect to provide SAR imagery at a resolution of 1m.

The foregoing information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in the specific reference in such a filing.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this Report, the words “estimates,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should” and variations of these words or similar expressions (or the negative versions of any these words) are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we can give no assurance that management’s expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Report. Important factors outside the scope of our control could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Report.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

Unless otherwise provided in this Report, references to “4C Controls,” the “Company,” “we,” “us,” and “our” refer to 4C Controls Inc. and its subsidiaries.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

4C CONTROLS INC.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date: July 18, 2008